SCHEDULE 14A
                         (RULE 14A-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant    X

Filed by a Party Other than the Registrant

Check the appropriate box:

     Preliminary Proxy Statement         Confidential, for Use of the
                                         Commission only (as permitted
                                         by Rule 14a-6(e)(2))

  X  Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12


                 FIRST SOUTHERN BANCSHARES, INC.
        (Name of Registrant as Specified In Its Charter)

  _____________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

  X  No fee required

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

  Fee paid previously with preliminary materials;

  Check box if any part of the fee is offset as provided by
  Exchange Act Rule 0-11(a)(2) and identify the filing for which
  the offsetting fee was paid previously.   Identify the previous
  filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                FIRST SOUTHERN BANCSHARES, INC.
                        2727 Panola Road
                    Lithonia, Georgia  30058
                         (404) 987-3511


                         March 21, 1997



To the Shareholders of FIRST SOUTHERN BANCSHARES, INC.

     You are cordially invited to attend the Annual Shareholders'
Meeting of First Southern Bancshares, Inc. (the "Company") to be held on Thursday, April 17, 1997. Official Notice of the meeting, the Proxy Statement of management of the Company and the Company's 1996 Annual Report accompany this letter.

     The principal purpose of the meeting is to elect directors of the Company. We will also review the operations of the Company and the Bank for the past year.

     Whether or not you plan to attend the meeting, please mark, date and sign the enclosed form of proxy, and return it to the Company in the envelope provided as soon as possible so that your shares can be voted at the Annual Meeting.

                                     Very truly yours,



                                     /s/ James E. Young
                                     James E. Young
                                     President and
                                     Chief Executive  Officer

                FIRST SOUTHERN BANCSHARES, INC.
                        2727 Panola Road
                    Lithonia, Georgia  30058
                         (404) 987-3511


                NOTICE OF THE ANNUAL MEETING TO
                     BE HELD APRIL 17, 1997




To the Shareholders of FIRST SOUTHERN BANCSHARES, INC.:

     Notice is hereby given that the Annual Shareholders' Meeting of First Southern Bancshares, Inc. will be held on Thursday, April 17, 1997, at 4:00 p.m., at Big Miller Grove Baptist Church, 3800 Big Miller Grove Way, Lithonia, Georgia, for the following purpose:

        (1) To elect four (4) directors (each to serve a three-year term).

        (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 14, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

                         By Order of the Board of Directors,



                         /s/ James E. Young
                         James E. Young
                         President and Chief Executive Officer





March 21, 1997

                        PROXY STATEMENT
                               OF
                FIRST SOUTHERN BANCSHARES, INC.
               for the Annual Meeting to be Held
                         April 17, 1997
              ___________________________________


                          INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Shareholders' Meeting and at any adjournments thereof. The Shareholders' Meeting will be held on Thursday, April 17, 1997 at 4:00 p.m., at Big Miller Grove Baptist Church, 3800 Big Miller Grove Way, Lithonia, Georgia.
The purpose of the Annual Shareholders' Meeting of the Company is to elect four (4) directors for a three-year term.

     The accompanying form of proxy is for use at the Annual Shareholders' Meeting of the Company. A shareholder may use this proxy if he or she is unable to attend the meeting in person or wishes to have his or her shares voted by proxy even if the shareholder does attend the meeting. Shareholders who sign proxies have the right to revoke them at any time before they are voted either by written notice of revocation which is received at the Company's Main Office before the meeting or by the Secretary at the meeting or by attending the meeting and voting in person. All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted as directed, and where no direction is given, the shares represented by such proxies will be voted for the election of directors listed thereon. The Board of Directors of the Company is not aware of any other matters which may be presented for action at the meeting, but if other matters do properly come before the meeting, it is intended that shares represented by proxies will be voted by the persons named in the proxies in accordance with their best judgment.

     Solicitation of proxies may be made in person or by mail, telephone or facsimile by directors, officers and regular employees of the Company or First Southern Bank (the "Bank") who will not be specially compensated for such solicitations. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and to secure their voting instructions, if necessary, and will be reimbursed for their expenses incurred in sending proxy materials to beneficial owners. The Company will bear the cost associated with solicitation of proxies and other expenses associated with the Shareholders' Meeting.

                 Record Date and Voting Rights

     Each shareholder of record of the Company at the close of business on March 14, 1997 (the "Record Date") is entitled to notice of and to vote at the Shareholders' Meeting. As of the close of business on the Record Date, the Company had 10,000,000 shares of common stock ("Common Stock"), $5 par value, authorized, of which 553,503 shares were issued and outstanding and held of record by 956 shareholders. Each such share is entitled to one vote on matters to be presented at the meeting.

                     ELECTION OF DIRECTORS

               Nominees and Continuing Directors

     Pursuant to the Company's Articles of Incorporation, its Board of Directors is divided into three classes, Class I, Class II and Class III. The current terms of the Class I directors expire in 1999. Those of the Class II directors expire in 1997 and those of the Class III directors expire in 1998. Class I has three members; Classes II and III have four members.

     The Board proposes that the current Class II directors be reelected as directors of the Company to serve an additional three years and until their successors are duly elected and qualified. If any of these nominees should become unavailable to serve as a director (which is not now anticipated), then the persons named as proxies reserve full discretion to vote for any other person or persons as may be nominated.

     The table below sets forth for each director nominee and continuing director of the Company (a) the person's name, (b) his or age at March 1, 1997, (c) the year he or she was first elected as a director, and (d) his or her positions with the Company or the Bank other than as a director and his other business experience for the past five years.

                  CLASS II - DIRECTOR NOMINEES

           To Serve a Term of Three Years Until 2000
                                             Year
                                             First      Position with Bank;
Name                                  Age    Elected    Business Experience

William H. Cleveland, M.D.            48     1989       Nephrologist

Robert L. Brown                       45     1996       Architect, R.L.
                                                        Brown and Assocs.

Lynn Pattillo                         33     1996       Vice President,
                                                        Pattillo Construction
                                                        Company

Thom Peters                           47     1996       Assistant Vice
                                                        President and International
                                                        Treasury Manager for
                                                        Africa, The Coca-Cola
                                                        Company

                 CLASS I - CONTINUING DIRECTORS

                  Current Term Expires in 1999
                                             Year
                                             First      Position with Bank;
Name                                  Age    Elected    Business Experience

Gregory T. Baranco                    48     1989       President,
                                                        Baranco Pontiac-GMC Truck,
                                                        Inc. (automotive dealer)

Bernard H. Bronner1/                  36     1989       President,
                                                        Bronner Brothers Hair Care
                                                        Products; President,
                                                        Upscale Magazine

Nathaniel Bronner, Jr.1/              41     1989       Senior Vice
                                                        President, Bronner Brothers
                                                        Hair Care Products;
                                                        President, Century Systems,
                                                        Inc. (health food
                                                        distributor)
________________
1/Bernard H. Bronner and Nathaniel Bronner, Jr. are brothers.


                CLASS III - CONTINUING DIRECTORS

                  Current Term Expires in 1998
                                             Year
                                             First      Position with Bank;
Name                                  Age    Elected    Business Experience

Robert McMahan                        56     1994       President and
                                                        Chief Executive Officer,
                                                        Golden Point Group, Inc.
                                                        (investments); President
                                                        and Chief Executive Officer
                                                        of Fernbank, Inc., d/b/a
                                                        Fernbank Museum of Natural
                                                        History (1993-1994); Vice
                                                        Chairman of First Union
                                                        Corporation of Georgia and
                                                        First Union National Bank
                                                        of Georgia (1993); Chairman
                                                        of the Board and Chief
                                                        Executive Officer of
                                                        Decatur Federal Savings and
                                                        Loan Association (1989-
                                                        1993)

C. David Moody                        40     1994       President and
                                                        Chief Executive Officer,
                                                        C.D. Moody Construction
                                                        Company, Inc. (general
                                                        contractor)

Porter Sanford                        55     1989       President,
                                                        Sanford Realty (real estate
                                                        sales); Chief Executive
                                                        Officer of Dynamic
                                                        Construction Company
                                                        (general contractor)

James E. Young                        47     1993       President and
                                                        Chief Executive Officer of
                                                        the Company (since July 6,
                                                        1993); previously with City
                                                        National Bank (1989-1993)

       Meetings of Committees and the Board of Directors

     During the year ended December 31, 1996, the Board of Directors of the Company held twelve meetings. During the same period, the Board of Directors of the Bank held twelve meetings.
No director attended fewer than 75 percent of the Board meetings.

     The Board of Directors of the Company does not have standing Audit or Compensation Committees. The Bank has standing Audit and Compensation Committees (as well as a number of other committees which meet periodically to consider business not requiring the consideration of the entire Board). The Audit Committee is composed of two directors, C. David Moody (Chairman) and Lynn Pattillo. The Audit Committee, which reviews internal controls, met four times during 1996. The Compensation Committee is composed of three directors, Dr. William H. Cleveland (Chairman), Nathaniel Bronner, Jr., and James E. Young. The Compensation Committee is responsible for the compensation and benefit plans for all employees and is directly accountable for reviewing and monitoring compensation and benefit plans, as well as payments and awards under those plans. The Compensation Committee met three times during 1996.

     The Board of Directors of the Company does not have a standing nominating committee. No formal procedure for individual shareholders to submit recommendations of persons to be considered as directors of the Company has been adopted; the Board, however, will consider any such recommendation if delivered in writing to James E. Young, First Southern Bancshares, Inc., 2727 Panola Road, Lithonia, Georgia 30058.

                       Principal Officers

     The table set forth below shows for each principal officer of the Company and the Bank (a) the person's name, (b) his age at March 1, 1997, (c) the year he was first elected as an officer of the Bank, and (d) his present positions with the Company and the Bank and other business experience for the past five years, if he has been employed by the Company or the Bank for less than five years.

                                             Year
                                             First      Position with the Company and
Name                                  Age    Elected    the Bank; Business Experience

James E. Young                        47     1993       President and
                                                        Chief Executive Officer of
                                                        the Company and the Bank;
                                                        previously with City
                                                        National Bank (1989-1993)

Willard C. Lewis                       35    1991       Executive Vice
                                                        President and Chief
                                                        Operating Officer of the
                                                        Company and Bank;
                                                        Secretary/Treasurer of the
                                                        Company

Buford Thompson                       45     1993       Senior Vice
                                                        President and Chief Lending
                                                        Officer of the Bank;
                                                        previously with NationsBank
                                                        (November 1979-July 1993)


                     EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning the compensation paid the Chief Executive Officer for the fiscal year ended December 31, 1996.

                    Cash Compensation Table
                                    Annual Compensation(1)          All Other
Name and Principal Position       Year    Salary ($)   Bonus ($)    Compensation ($)

James E. Young, President         1996    87,605       45,312        5,100(2)
and Chief Executive Officer       1995    87,000       26,563           --
                                  1994    85,000       29,303           --

__________________
1/Information with respect to certain perquisites and other
personal benefits has been omitted because the aggregate value of such items does not meet the minimum amount required for
disclosure under regulations adopted by the Securities and
Exchange Commission ("SEC").  The Company has not awarded any restricted stock or long-term incentives.  Accordingly, columns relating to such awards have been omitted.

2/Consists of Board fees.


     The following table contains, with respect to the person named in the Summary Compensation Table, information concerning the number of stock options held, the number currently exercisable, and the value of the exercisable options. Based on the limited trading information available to the Company, the per share fair market value of Common Stock at December 31, 1996 ($10.00) equalled the per share exercise price of the listed options. Fair market value is based on trades in Common Stock during 1996.

                                 Fiscal Year-End Option Values
                                                       Value of Unexercised
                       No. of Unexercised                 In-the-Money
Name                   Options at 12/31/96              Options at 12/31/96
                  (#):Exercisable/Unexercisable    ($):Exercisable/Unexercisable

James E. Young         5,000:3,000/2,000                  $0:$0/$0



     The Company granted Mr. Young an option to purchase 5,000 shares of Common Stock at $10.00 per share, with 1,000 shares becoming exercisable each year beginning July 6, 1994, the first anniversary of Mr. Young's employment.

                         Director Fees

     The directors of the Company do not receive fees for their service as directors of the Company or for their service as members of the Company's various committees.


                      CERTAIN TRANSACTIONS

     The Company's directors and principal officers, their immediate family members and certain companies and other entities associated with them, have been customers of and have had banking transactions with the Bank and are expected to continue such relationships in the future. In the opinion of management, the extensions of credit made by the Bank to such individuals, companies and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and
(c) did not involve more than a normal risk of collectibility or present other unfavorable features.


              BENEFICIAL OWNERSHIP OF COMMON STOCK

               Principal Holders of Common Stock

     The following table sets forth the persons who beneficially owned, at March 1, 1997, more than five percent of outstanding shares of Common Stock to the best information and knowledge of the Company. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his shares.

Name and Address         Amount and Nature of      Percent
of Beneficial Owner      Beneficial Ownership1/    of Class

Gregory T. Baranco         47,980 2/                9.10%


__________________
1/The information shown above is based upon information furnished to the Company by the named persons. Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to dispose or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. The shares of Common Stock issuable upon exercise of the vested portion of any outstanding options held by the indicated named persons are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by those persons.

2/ Consists of (a) 46,640 shares owned of record by Mr. Baranco and (b) 1,340 shares owned jointly with his spouse. Mr.
Baranco's address is 4070 Sandy Lake Drive, Lithonia, Georgia
30038.

                 Bank Stock Owned by Management

     The following table sets forth the number and percentage ownership of shares of Bank Stock beneficially owned by each director of the Bank and by all directors and principal officers as a group, at March 1, 1997. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his or her shares.

                                 Number of Shares         Percentage
Name of Director               Beneficially Owned 1/        Of Total

Gregory T. Baranco                   47,980 2/                 9.10%
Bernard H. Bronner                    6,389 3/                 1.21%
Nathaniel Bronner, Jr.                3,250 4/                     *
Robert L. Brown                         120 5/                     *
William H. Cleveland                 20,000 6/                 3.79%
Robert McMahan                            0 7/                     *
C. David Moody                       23,302 8/                 4.42%
Lynn Pattillo                         3,466 9/                     *
Thom Peters                               0 10/                    *
Porter Sanford                        5,000 11/                    *
James E. Young                        3,250 12/                    *
All directors and principal
 officers as a group (13 persons)   111,757                    21.12%
__________________
*Represents less than 1%.

1/ The information shown above is based upon information furnished to the Company by the named persons. Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to dispose or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. The shares of Common Stock issuable upon exercise of the vested portion of any outstanding options held by the indicated named persons are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by those persons.

2/ Consists of (a) 46,640 shares owned of record by Mr. Baranco and (b) 1,340 shares owned jointly with his spouse. Mr.
Baranco's address is 4070 Sandy Lake Drive, Lithonia, Georgia
30038.

3/ Mr. Bernard Bronner's address is 594 Fielding Lane, Atlanta,
Georgia 30311.

4/ Mr. Nathaniel Bronner's address is 895 Rodney Drive, Atlanta,
Georgia 30311.

5/ Mr. Robert L. Brown's address is 1394 Doe Valley Drive,
Lithonia, Georgia 30058.

6/ Dr. Cleveland's address is 1834 Rockridge Place, Atlanta,
Georgia 30324.

7/ Mr. McMahan's address is 1691 Grove Park Way, Decatur, Georgia
30033.

8/ Consists of (a) 21,320 shares owned of record by Mr. Moody,
(b) 1,552 shares owned jointly with his spouse, and (c) 430 shares owned of record by C.D. Moody Construction, Inc., a company wholly owned by Mr. Moody. Mr. Moody's address is 5633 Southland Drive, Stone Mountain, Georgia 30087.

9/ Ms. Lynn Pattillo's address is 961 Eulalia Road, Atlanta,
Georgia 30319.

10/ Mr. Thom Peters' address is 5724 Hunters Chase Court,
Lithonia, Georgia 30038.

11/ Mr. Sanford's address is 3489 Crestknoll Way, Decatur,
Georgia 30032.

12/ Consists of (a) 250 shares owned of record by Mr. Young and
(b) a currently exercisable option to purchase 3,000 shares.
Mr. Young's address is 647 Master Drive, Stone Mountain, Georgia
30058.

       Compliance with Section 16(a) of the Exchange Act

     To the Company's knowledge, based solely upon a review of copies of Reports of Beneficial Ownership and Changes in Beneficial Ownership furnished to it and representations that no other reports were required, its directors, executive officers, and greater than ten percent shareholders have complied with applicable Section 16(a) filing requirements.

                       ACCOUNTING MATTERS

     Banks Finley White & Company, Atlanta, Georgia, certified public accountants, has been appointed by the Board of Directors of the Company to examine the financial statements of the Company as of and for the year ended December 31, 1996. The Board of Directors intends to continue the services of this firm for the year ending December 31, 1997. A representative of Banks Finley White & Company is expected to be present at the meeting to respond to any appropriate questions and to make a statement if the representative desires to do so.

                     SHAREHOLDER PROPOSALS

     Any shareholder of the Company wishing to submit a proposal for action at the next annual meeting of shareholders of the Company, and desiring inclusion of the same in management's proxy materials, must provide a written copy of the proposal to management not later than November 27, 1997. Any such proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

                 FIRST SOUTHERN BANCSHARES, INC.
                              PROXY
               SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON APRIL 17, 1997


     The undersigned hereby appoints James E. Young and Willard
C. Lewis, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all of the Common Stock of First Southern Bancshares, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Big Miller Grove Baptist Church, 3800 Big Miller Grove Way, Lithonia, Georgia, on Thursday, April 17, 1997, at 4:00 p.m., and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR
THE PROPOSAL

PROPOSAL:   To elect the following nominees as directors of the
            Company:

                            CLASS II
            To serve a term of three years until 2000

                   William H. Cleveland, M.D.
                         Robert L. Brown
                         Llynn Pattillo
                           Thom Peters

____FOR all nominees              ____ WITHHOLD AUTHORITY
    listed above                       to vote for all
    (except as indicated               nominees listed above
    to the contrary below).

INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, but write that nominee's name in the space below:


         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED
            IN THE MANNER DIRECTED BY THE UNDERSIGNED
          SHAREHOLDER, IF NO DIRECTION TO THE CONTRARY
        IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

           DISCRETIONARY AUTHORITY IS HEREBY CONFERRED
             AS TO ALL OTHER MATTERS WHICH MAY COME
                   BEFORE THE ANNUAL MEETING.

     If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         ______________________________
                         Signature(s) of Shareholder(s)


                         ______________________________
                         Name(s) of Shareholder(s)


                         Date: ____________________, 1997
                         (Be sure to date your Proxy)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

             PLEASE RETURN PROXY AS SOON AS POSSIBLE